THIS DOCUMENT IS A COPY OF THE CURRENT REPORT ON FORM 8-K FILED ON JULY 26, 1996 PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): July 10, 1996.


                         NATIONAL COMPUTER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


          Minnesota                  0-3713                     41-0850527
State or other jurisdiction of    (Commission                (I.R.S. Employer
incorporation or organization)    File Number)              Identification No.)

11000 Prairie Lakes Drive, Eden Prairie, Minnesota                55344
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:   (612)  829-3000

                                 Not Applicable
         (Former name or former address, if changed since last report.)


Item 2.     Acquisition or Disposition of Assets


On July 10, 1996, National Computer Systems, Inc. (the "Company" or "NCS") concluded the sale of its Financial Systems business to SunGard Data Systems Inc. pursuant to a Stock Purchase and Sale Agreement dated May 30, 1996, by and among SunGard Data Systems Inc., NCS and NCS Holdings. (See Exhibit 2.0 hereto) The Company received $95 million in cash for all of the issued and outstanding shares of NCS Financial Systems, Inc., a wholly-owned subsidiary of NCS Holdings, Inc. The sale price was determined through arms-length negotiation. There is no material relationship between SunGard Data Systems Inc. and the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer.

Item 7. Financial Statements and Exhibits

        (b) Pro forma financial information

            A description of the transaction and the entities involved are set forth in Item 2 hereof.

            The following pro forma consolidated financial statement of the Company and its subsidiaries giving effect to the transaction described above for the year ended January 31, 1996 is incorporated herein by reference:

                 Pro forma Statement of Income -- Year Ended January 31, 1996

            The following consolidated financial statements of the Company and its subsidiaries, giving effect to the above described transaction as discontinued operations, included in the Company's Quarterly Report on Form 10-Q for the quarter ended April 30, 1996, are incorporated herein by reference:

                 Consolidated Statements of Income -- Three Months Ended April 30, 1996 and 1995

                 Consolidated Balance Sheets -- April 30 and January 31, 1996

                 Notes to Consolidated Financial Statements -- April 30, 1996


        (c) Exhibits


            2.0 Stock Purchase and Sale Agreement, dated May 30, 1996, by and among SunGard Data Systems Inc., NCS and NCS Holdings is incorporated herein by reference to Exhibit 2.0 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended April 30, 1996.

            99.0 Pro forma Statement of Income for the year ended January 31, 1996.

            99.1 Portions of the Consolidated Financial Statements of the Company are incorporated herein by reference to the Company's Form 10-Q for the quarterly period ended April 30, 1996.

                                    Signature

               Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  July 25, 1996

                                                NATIONAL COMPUTER SYSTEMS, INC.



                                                By:  /s/  J.W. Fenton, Jr.
                                                      J.W. Fenton, Jr.
                                                      Secretary and Treasurer

INDEX TO EXHIBITS


         Exhibits

            2.0 Stock Purchase and Sale Agreement, dated May 30, 1996, by and among SunGard Data Systems Inc., NCS and NCS Holdings is incorporated herein by reference to Exhibit 2.0 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended April 30, 1996.

            99.0 Pro forma Statement of Income for the year ended January 31, 1996.

            99.1 Portions of the Consolidated Financial Statements of the Company are incorporated herein by reference to the Company's Form 10-Q for the three months ended April 30, 1996.